INVESTMENT ADVISOR:
    AIG Capital Management Corp.
    70 Pine Street
    New York, NY 10270

    DISTRIBUTOR:
    SEI Investments Distribution Co.
    Oaks, PA 19456

    For information call: 1-800-845-3885










    This information must be preceded or accompanied by a current prospectus. AIG-F-006-03

                                       AIG
                                MONEY MARKET FUND

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 1997

                                   [AIG LOGO]

                                   ADVISED BY
                          AIG CAPITAL MANAGEMENT CORP.

THE AIG MONEY MARKET FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS, APRIL 30, 1997


Dear Shareholder:

We are pleased to provide you with this report on the AIG Money Market Fund (the "Fund") for its semi-annual reporting period ending April 30, 1997. During this period, short term interest rates were fairly steady, and only began to increase following the Federal Reserve Chairman's Humphrey Hawkins testimony at the end of February, suggesting a "preemptive strike" against inflation.

The Federal Open Market Committee ("FOMC") tightened monetary policy at its March meeting, raising the Federal Funds rate by 25 basis points to 5.50%. This was the first Fed move in fourteen months, and the first tightening in two years. The Fed action is consistent with its anti-inflationary strategy. The increase in interest rates was intended to slow down the U.S. economy which was growing faster than its non-inflationary growth rate.

The FOMC has signaled its resolve to curb inflationary pressures before such become evident in the data releases. How long the FOMC remains in a tightening mode may depend more on the equity markets, which the Fed Chairman has stated have shown irrational exuberance in racing to new high levels. The sensitivity of economic activity to higher interest rates cannot be precisely quantified and it is unclear how much higher rates may go in order to curb the strong economic growth.

Current releases of economic data have shown a surprising U.S. economy, one that continues to exhibit strong growth without showing any inflationary pressures. GDP grew at a 5.6% rate for the first quarter of 1997 and the unemployment rate fell to 4.9%, a 23 year low. However, the Employment Cost Index increased a modest 0.6% in the first quarter and was up only 2.9% over the last four quarters. The April National Association of Purchasing Managers survey revealed a healthy industrial sector without any apparent price pressures. The market has begun to factor in that the Fed may tighten monetary policy at its next FOMC meeting in May. This is in line with the Fed Chairman's desire to slow demand from its recent pace and prevent inflationary pressures from building up.

The Fund currently maintains a weighted average maturity ("WAM") which is shorter than the average First Tier Institutional Only Fund as reported by IBC/Donoghue. We expect this situation to remain mainly unchanged through the coming months. This variance can be attributed to our belief that the continued strength of the economy, as evidenced by the recent economic data releases, will continue to keep the Fed biased towards tightening monetary policy. The Fed Chairman has expounded at length on the need for the Fed to stay ahead of the curve on inflation. Regardless of the outcome of the May 20th FOMC meeting, market concerns over strong 1st quarter economic growth are likely to remain. We will continue to monitor market conditions in our ongoing effort to meet the investment objectives of the shareholders of the Fund.

Sincerely,
/S/ SIGNATURE

Daniel K. Kingsbury
President of
AIG Capital Management Corp.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
APRIL 30, 1997 (UNAUDITED)
================================================================================
AIG MONEY MARKET FUND

--------------------------------------------------------
  FACE
 AMOUNT                                           VALUE
  (000)                                           (000)
--------------------------------------------------------
COMMERCIAL PAPER* (54.7%)
--------------------------------------------------------
     AUTOMOTIVE RETAIL (1.3%)
--------------------------------------------------------
          Hertz
 $ 5,000    5.606, 06/09/97                     $  4,970
--------------------------------------------------------
     CHEMICALS (4.8%)
--------------------------------------------------------
          Great Lakes Chemical (A)
  19,000    5.569, 05/07/97                       18,983
--------------------------------------------------------
     NATIONAL COMMERCIAL BANKS (12.5%)
--------------------------------------------------------
          Bank of Montreal
  10,000    5.478, 07/03/97                        9,906
          Commerzbank U.S. Finance
  15,000    5.379, 05/13/97                       14,973
          KFW International Finance
  10,000    5.413, 06/09/97                        9,942
          UBS Finance
  15,000    5.601, 05/01/97                       15,000
--------------------------------------------------------
                                                  49,821
--------------------------------------------------------
     SECURITIES BROKERAGE/DEALERS (12.5%)
--------------------------------------------------------
          Goldman Sachs
  15,000    5.550, 05/21/97                       14,954
          Merrill Lynch
  10,000    5.398, 05/09/97                        9,988
   5,000    5.611, 06/02/97                        4,975
   5,000    5.623, 06/10/97                        4,969
          Morgan Stanley Group
  15,000    5.383, 05/19/97                       14,960
--------------------------------------------------------
                                                  49,846
--------------------------------------------------------
     WHOLESALE TRADE - NON-DURABLE GOODS (3.7%)
--------------------------------------------------------
          Australian Wheat Board
  15,000    5.667, 07/07/97                       14,844
--------------------------------------------------------
     PERSONAL CREDIT INSTITUTIONS (7.5%)
--------------------------------------------------------
          Associates of North America
  15,000    5.615, 06/10/97                       14,907
          General Electric Capital Services
  15,000    5.415, 06/04/97                       14,924
--------------------------------------------------------
                                                  29,831
--------------------------------------------------------

--------------------------------------------------------
  FACE
 AMOUNT                                           VALUE
  (000)                                           (000)
--------------------------------------------------------
     MISCELLANEOUS-BUSINESS CREDIT INSTITUTIONS (6.2%)
--------------------------------------------------------
          Chevron U.K. Investment PLC
 $ 5,000    5.622, 06/17/97                     $  4,964
  10,000    5.623, 06/17/97                        9,927
          USAA Capital
  10,000    5.422, 08/25/97                        9,830
--------------------------------------------------------
                                                  24,721
--------------------------------------------------------
     INDUSTRIAL (3.7%)
--------------------------------------------------------
          General Electric
  15,000    5.656, 07/02/97                       14,855
--------------------------------------------------------
     PHARMACEUTICALS (2.5%)
--------------------------------------------------------
          Glaxo Wellcome PLC (A)
  10,000    5.539, 05/20/97                        9,971
--------------------------------------------------------
          TOTAL COMMERCIAL PAPER
            (Cost $217,842)                      217,842
--------------------------------------------------------
CERTIFICATES OF DEPOSIT* (28.9%)
--------------------------------------------------------
          Banco Bilbao Vizcaya
  10,000    5.420, 06/13/97                       10,000
          Caisse Nationale de Credit Agricole S.A.
  10,000    5.610, 06/16/97                       10,000
          Canadian Imperial Bank of Commerce
  15,000    5.530, 05/19/97                       15,000
          Deutsche Bank AG
  10,000    5.410, 06/02/97                       10,000
          Industrial Bank of Japan, Ltd.
  10,000    5.690, 05/01/97                       10,000
          Morgan Guaranty Trust
   5,000    5.330, 05/22/97                        5,000
          Rabobank Nederland
  10,000    5.420, 06/05/97                       10,000
          Sanwa Bank, Ltd.
  15,000    5.630, 05/23/97                       15,000
          Societe Generale
  15,000    5.780, 08/20/97                       14,991
          Westpac Banking
  15,000    5.440, 06/05/97                       15,000
--------------------------------------------------------
          TOTAL CERTIFICATES OF DEPOSIT
            (Cost $114,991)                      114,991
--------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
APRIL 30, 1997 (UNAUDITED)
================================================================================
AIG MONEY MARKET FUND (concluded)

--------------------------------------------------------
  FACE
 AMOUNT                                           VALUE
  (000)                                           (000)
--------------------------------------------------------
REPURCHASE AGREEMENT* (7.6%)
--------------------------------------------------------
          J.P. Morgan
          5.43%, dated 04/30/97, matures
          05/01/97, repurchase price
          $30,004,525 (collateralized by
          various FHLMC obligations,
          total par value $25,219,000,
          0.00%-8.25%, 05/09/97-06/01/16:
          SLMA obligations, total par value
          $5,555,000, 0.00%-6.05%,
          10/01/97-09/14/00 total market
 $30,000  value 30,602,268)                    $  30,000
--------------------------------------------------------
          TOTAL REPURCHASE AGREEMENT
            (Cost $30,000)                        30,000
--------------------------------------------------------
TIME DEPOSITS-EURO* (9.0%)
--------------------------------------------------------
          Australia and New Zealand
            Banking Group Ltd.
  19,000    5.688, 05/01/97                       19,000
          Fifth Third Bank
  16,940    5.750, 05/01/97                       16,940
--------------------------------------------------------
          TOTAL TIME DEPOSITS-EURO
            (Cost $35,940)                        35,940
--------------------------------------------------------
          TOTAL INVESTMENTS (100.2% )
            (Cost $398,773)                      398,773
--------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (-0.2%)           (802)
--------------------------------------------------------

--------------------------------------------------------
  FACE
 AMOUNT                                           VALUE
  (000)                                           (000)
--------------------------------------------------------
NET ASSETS:
--------------------------------------------------------
          Portfolio Shares of Class A (unlimited
            authorization -- no par value)
            based on 287,398,359 outstanding
            shares of beneficial interest       $287,398
          Portfolio Shares of Class B (unlimited
            authorization -- no par value)
            based on 110,569,742 outstanding
            shares of beneficial interest        110,570
          Undistributed net investment income          3
--------------------------------------------------------
          TOTAL NET ASSETS (100.0%)              397,971
--------------------------------------------------------
          Net Asset Value, Offering and Redemption
            Price Per Share -- Class A             $1.00
          Net Asset Value, Offering and Redemption
            Price Per Share -- Class B             $1.00
--------------------------------------------------------

(A) SECURITY SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 4(2) OR 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS." THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF TRUSTEES.
* DISCLOSURE PRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE FOR DISCOUNT SECURITIES, AND COUPON FOR COUPON-BEARING SECURITIES.
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
PLC--PUBLIC LIMITED CORPORATION
SLMA--STUDENT LOAN MARKETING ASSOCIATION

     The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1997 (UNAUDITED)
================================================================================


AIG MONEY MARKET FUND                                        (000)
------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                $11,612
                                                           -------
     Total Investment Income                                11,612
                                                           -------

EXPENSES:
   Investment Advisory Fees                                    530
   Waiver of Investment Advisory Fees                         (212)
   Administrative Fees                                         207
   Waiver of Administrative Fees                               (27)
   Custodian Fees                                               27
   Professional Fees                                            28
   Distribution Fees-- Class B                                 204
   Transfer Agent Fees                                          22
   Printing Fees                                                10
   Trustee Fees                                                  3
   Registration and Filing Fees                                 16
   Insurance and Other Fees                                     16
   Amortization of Deferred Organizational Costs                 3
                                                           -------
       Total Expenses                                          827
                                                           -------
     Net Investment Income                                  10,785
                                                           -------
NET REALIZED GAIN FROM SECURITIES SOLD                           1
                                                           -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $10,786
                                                           =======



     The accompanying notes are an integral part of the financial statements


STATEMENT OF CHANGES IN NET ASSETS               THE ADVISORS' INNER CIRCLE FUND
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1997 (UNAUDITED) AND THE YEAR ENDED OCTOBER 31, 1996.
==============================================================================================
                                                                          11/1/96 TO             11/1/95 TO
                                                                            4/30/97              10/31/96(1)
AIG MONEY MARKET FUND                                                        (000)                  (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                                                 $    10,785            $    22,328
   Net Realized Gain (Loss) on Securities                                          1                     (1)
                                                                         -----------            -----------
     Increase in Net Assets Resulting from Operations                         10,786                 22,327
                                                                         -----------            -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Class A                                                                  (7,978)               (16,913)
     Class B                                                                  (2,807)                (5,415)
                                                                         -----------            -----------
   Total Distributions                                                       (10,785)               (22,328)
                                                                         -----------            -----------
SHARE TRANSACTIONS (AT $1.00 PER SHARE):
   Class A
     Shares Issued                                                        12,198,457             20,518,210
     Shares Issued in Lieu of Cash Distributions                               7,923                 16,941
     Shares Redeemed                                                     (12,172,845)           (20,594,942)
                                                                         -----------            -----------
       Net Class A Share Transactions                                         33,535                (59,791)
                                                                         -----------            -----------
   Class B
     Shares Issued                                                           184,348                298,083
     Shares Issued in Lieu of Cash Distributions                               2,818                  5,368
     Shares Redeemed                                                        (211,980)              (288,549)
                                                                         -----------            -----------
       Net Class B Share Transactions                                        (24,814)                14,902
                                                                         -----------            -----------
Increase (Decrease) in Net Assets From Share Transactions                      8,721                (44,889)
                                                                         -----------            -----------
Total Increase (Decrease) in Net Assets                                        8,722                (44,890)
NET ASSETS:
   Beginning of Period                                                       389,249                434,139
                                                                         -----------            -----------
   End of Period                                                         $   397,971            $   389,249
                                                                         ===========            ===========

(1) THE AIG MONEY MARKET FUND CLASS A AND CLASS B COMMENCED OPERATIONS ON DECEMBER 1, 1994 AND FEBRUARY 16, 1995, RESPECTIVELY.

     The accompanying notes are an integral part of the financial statements


FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1997 (UNAUDITED) AND THE PERIODS ENDED OCTOBER 31.
===========================================================================================
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                                                                                                           RATIO
                                                                                                                RATIO      OF NET
                        NET                                NET               NET                    RATIO    OF EXPENSES   INCOME
                       ASSET               DISTRIBUTIONS  ASSET            ASSETS      RATIO       OF NET    TO AVERAGE  TO AVERAGE
                       VALUE       NET       FROM NET     VALUE              END    OF EXPENSES     INCOME   NET ASSETS  NET ASSETS
                     BEGINNING  INVESTMENT  INVESTMENT     END     TOTAL  OF PERIOD  TO AVERAGE   TO AVERAGE (EXCLUDING  (EXCLUDING
                     OF PERIOD    INCOME      INCOME    OF PERIOD  RETURN   (000)    NET ASSETS   NET ASSETS   WAIVERS)   WAIVERS)
                     ---------  ---------- ------------ ---------  ------ ---------  ----------   ---------- ----------  ----------
---------------------
AIG MONEY MARKET FUND
---------------------
   CLASS A (1)
     1997              $1.00       0.03       (0.03)      $1.00    5.30%*  $287,401     0.29%*      5.18%*     0.40%*     5.07%*
     1996              $1.00       0.05       (0.05)      $1.00    5.26%   $253,865     0.39%       5.15%      0.41%      5.13%
     1995              $1.00       0.05       (0.05)      $1.00    5.75%*  $313,657     0.40%*      5.60%*     0.47%*     5.53%*
   CLASS B (1)
     1997              $1.00       0.02       (0.02)      $1.00    4.93%*  $110,570     0.65%*      4.82%*     0.76%*     4.71%*
     1996              $1.00       0.05       (0.05)      $1.00    4.89%   $135,384     0.74%       4.79%      0.77%      4.76%
     1995              $1.00       0.04       (0.04)      $1.00    5.43%*  $120,482     0.75%*      5.18%*     0.85%*     5.08%*

  * Annualized
(1) The AIG Money Market Fund Class A and Class B commenced operations on December 1, 1994 and February 16, 1995, respectively.

     The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
APRIL 30, 1997 (UNAUDITED)
================================================================================

1.   ORGANIZATION:

     THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company with nine portfolios. The financial statements herein are those of one such portfolio, the AIG Money Market Fund (the "Fund"). The Fund is registered to offer two classes of shares: Class A and Class B. The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectuses provide a description of the Fund's investment objectives, policies and strategies.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investment securities are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     EXPENSES -- Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to the portfolios on the basis of relative net asset value. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized gains and losses of the Fund are allocated to the respective classes on the basis of the relative net asset value each day.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)        THE ADVISORS' INNER CIRCLE FUND
APRIL 30, 1997 (UNAUDITED)
================================================================================

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid to Shareholders monthly. Any net realized capital gains are distributed to Shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

     The Fund incurred organization costs of $33,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. Organization costs include legal fees of approximately $21,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

     Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Investments Distribution Co. Such officers are paid no fees by the Trust for serving as officers of the Trust.

4.   ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

     The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provided administrative services for the period November 1, 1996 through April 30, 1997 at an annual rate of .145% of the Fund's average daily net assets up to $100 million; .1125% of the Fund's average daily assets from $100 million up to and including $200 million; .07% of the Fund's average daily net assets from $200 million up to and including $450 million; and
 .05% of the Fund's average daily net assets over $450 million. There was a minimum annual fee of $100,000. The Administrator agreed to waive a portion of its fee in order to limit certain expenses of the Fund.

     Effective May 1, 1997 the Administration Agreement has been amended to reflect fees at an annual rate of .10% of the Fund's average daily net assets up to $50 million; .08% of the average daily net assets from $50 million up to and including $250 million; .06% of the average daily net assets from $250 million up to and including $450 million; and .05% of the average daily net assets in excess of $450 million. There is a minimum annual fee of $75,000 per portfolio plus $15,000 for each additional class.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)        THE ADVISORS' INNER CIRCLE FUND
APRIL 30, 1997 (UNAUDITED)
================================================================================

     The Trust and SEI Investments Distribution Co. ("SIDC" or "the Distributor") have entered into a Distribution Agreement under which SIDC acts as the Distributor of the Fund's shares. The Distributor receives no fees for its distribution services under this agreement.

     AIG Equity Sales Corp. serves as the Sub-Distributor and Shareholder Servicing Agent to the Fund. The Fund has adopted a Distribution Plan ("the Plan") relating to the Class B shares pursuant to the Investment Company Act of 1940, Rule 12b-1. The Plan provides for payment of fees to the Distributor at an annual rate of .35% of the average daily net assets of the Class B shares. Such fees are then paid to the Sub-Distributor for services provided.

     DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.   INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

     The Trust and AIG Capital Management Corp. (the "Advisor") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Advisor receives an annual fee equal to .25% of the Fund's average daily net assets. The Advisor has voluntarily agreed to waive
 .10% of its fee, and to waive additional fees and/or reimburse certain expenses of the Portfolio in order to limit operating expenses to not more than .40% of the average daily net assets of Class A and not more than .75% of the average daily net assets of Class B. Fee waivers are voluntary and may be terminated at any time upon sixty days' written notice to the Fund.

     CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6.   CONCENTRATION OF CREDIT RISK:

     The Fund invests primarily in high quality money market instruments. The Fund maintains a diversified portfolio which currently has a concentration of assets in the banking industry. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in the banking industry. The summary of credit quality rating for securities held by the Fund at April 30, 1997 is as follows:

                            S & P                  MOODY'S
                      ---------------          ---------------
                      A-1 +     92.5%          P-1       92.5%
                      A-1        7.5%          NR         7.5%
                               ------                   ------
                               100.0%                   100.0%

     NOTES